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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2002

              Credit Suisse First Boston Mortgage Securities Corp.,

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-53012               13-3320910
-------------------------------  -------------------  --------------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
         Incorporation)              File Number)         Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000

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ITEM 5.  OTHER EVENTS.

     Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a pooling and servicing agreement dated as of May 13, 2002 (the "Agreement") among the Company, as depositor (in such capacity, the "Depositor"), Keycorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc., as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB, as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank, as co-op special servicer (in such capacity, the "Co-op Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") (the "Pooling and Servicing Agreement"). The Certificates were issued on May 16, 2002. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

     The Company entered into a mortgage loan purchase agreement dated as of May 2, 2002 by and between the Depositor and Column Financial, Inc. ("Column") (the "Column MLPA"). The Depositor purchased the mortgage loans subsequently sold by the Depositor to the Trust. The Column MLPA sets forth representations and warranties made by Column to the Depositor in respect of the mortgage loans, the benefit of which were assigned by the Depositor to the Trust. The Column MLPA is annexed hereto as Exhibit 99.2

     The Company entered into a mortgage loan purchase agreement dated as of May 2, 2002 by and between the Depositor and KeyBank National Association ("KeyBank") (the "KeyBank MLPA"). The Depositor purchased the mortgage loans subsequently sold by the Depositor to the Trust. The KeyBank MLPA sets forth representations and warranties made by KeyBank to the Depositor in respect of the mortgage loans, the benefit of which were assigned by the Depositor to the Trust. The KeyBank MLPA is annexed hereto as Exhibit 99.3

     The Company entered into a mortgage loan purchase agreement dated as of May 2, 2002 by and between the Depositor and National Consumer Cooperative Bank ("NCCB") (the "NCCB MLPA"). The Depositor purchased the mortgage loans subsequently sold by the Depositor to the Trust. The NCCB MLPA sets forth representations and warranties made by NCCB to the Depositor in respect of the mortgage loans, the benefit of which were assigned by the Depositor to the Trust. The NCCB MLPA is annexed hereto as Exhibit 99.4

     The Company entered into a mortgage loan purchase agreement dated as of May 2, 2002 by and between the Depositor and NCB Capital Corporation ("NCBCC") (the "NCBCC MLPA"). The Depositor purchased the mortgage loans subsequently sold by the Depositor to the Trust. The NCBCC MLPA sets forth representations and warranties made by NCBCC to the Depositor in respect of the mortgage loans, the benefit of which were assigned by the Depositor to the Trust. The NCBCC MLPA is annexed hereto as Exhibit 99.5

     The Company entered into a mortgage loan purchase agreement dated as of May 2, 2002 by and between the Depositor and NCB, FSB ("NCBFSB") (the "NCBFSB MLPA"). The Depositor purchased the mortgage loans subsequently sold by the Depositor to the Trust. The NCBFSB MLPA sets forth representations and warranties made by Column to the Depositor in respect of the mortgage loans, the benefit of which were assigned by the Depositor to the Trust. The NCBFSB MLPA is annexed hereto as Exhibit 99.6

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     The Company entered into an underwriting agreement dated as of May 2, 2002 by and between the Depositor and Credit Suisse First Boston Corporation ("CSFB"), as Representative on behalf of the other Underwriters (the "Underwriting Agreement"). The Underwriting Agreement is annexed hereto as
Exhibit 99.7.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1 The Pooling and Servicing Agreement dated as of May 13, 2002, by and among the Depositor, the General Master Servicer, the Special Master Servicer, the Co-op Master Servicer, the Co-op Special Servicer and the Trustee.

       99.2 The Column MLPA dated as of May 2, 2002, by and between the Depositor and Column.

       99.3 The KeyBank MLPA dated as of May 2, 2002, by and between the Depositor and KeyBank.

       99.4 The NCCB MLPA dated as of May 2, 2002, by and between the Depositor and NCCB.

       99.5 The NCBCC MLPA dated as of May 2, 2002, by and between the Depositor and NCBCC.

       99.6 The NCBFSB MLPA dated as of May 2, 2002, by and between the Depositor and NCBFSB.

       99.7 The Underwriting Agreement dated as of May 2, 2002 by and between the Depositor and CSFB, as Representative on behalf of the other Underwriters.

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                                   SIGNATURES

     FILINGS MADE BY THE REGISTRANT. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May ___, 2002.

                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.

                                             By:   /s/ Jeffrey Altabef
                                                --------------------------------
                                                Name:  Jeffrey Altabef
                                                Title: Director

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EXHIBIT INDEX

Exhibit                                                                                Page
-------                                                                                ----

99.1          Pooling and Servicing Agreement dated as of May 1, 2002,
              by and among the Depositor, the General Master Servicer,
              the Special Master Servicer, the Co-op Master Servicer, the
              Co-op Special Servicer and the Trustee.                                   7

99.2          Column MLPA dated as of May 2, 2002, by and among the
              Depositor and Column.                                                     8

99.3          KeyBank MLPA dated as of May 2, 2002, by and among the
              Depositor and KeyBank.                                                    9

99.4          NCCB MLPA dated as of May 2, 2002, by and among the
              Depositor and NCCB.                                                       10

99.5          NCBCC MLPA dated as of May 2, 2002, by and among the
              Depositor and NCBCC.                                                      11

99.6          NCBFSB MLPA dated as of May 2, 2002, by and among the
              Depositor and NCBFSB.                                                     12

99.7          Underwriting Agreement dated as of May 2, 2002, by and among the Depositor and CSFB as Representative on behalf of the
              other Underwriters.                                                       13